Exhibit 1.A(10)(a)(ii)

[ING Logo]	Use only for the following product:
Security Life of Denver Insurance Company
Variable Life Customer Service Center
P.O. Box 173888 • Denver, CO 80217-3888
Minot Service Center: 877-253-5050 • ing-securitylife.com
Employer Sponsored Plans: 877-329-7543
☐ Corporate Benefits (2505)

M Financial
Supplement to Variable Life Insurance Application
Investment Feature Selection Form

Section A – Premium Allocation

☐  Initial Premium Allocation             ☐  Premium Allocation Change Request

Premium Allocation.    Please allocate your premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%.

            % Guaranteed Interest Division

SEPARATE ACCOUNT INVESTMENT OPTIONS

AIM – Series I
        % V.I. Capital Appreciation Fund
        % V.I. Government Securities Fund

Alger American
        % Growth Portfolio
        % MidCap Growth Portfolio
        % Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
        % Growth Portfolio
        % Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIP II)
        % Index 500 Portfolio

The GCG Trust
        % Equity Income Portfolio
        % Fully Managed Portfolio
        % Growth Portfolio
        % Hard Assets Portfolio
        % Limited Maturity Bond Portfolio
        % Liquid Asset Portfolio (money market)
        % Mid-Cap Growth Portfolio
        % Research Portfolio
        % Total Return Portfolio

ING Income Shares – Class R Shares
        % VP Bond Portfolio

ING Partners – Initial Class
        % ING UBS Tactical Asset Allocation Portfolio
        % ING Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) – Class R Shares
        % Index Plus Large Cap Portfolio
        % Index Plus Mid Cap Portfolio
        % Index Plus Small Cap Portfolio

ING Variable Products Trust (VP) – Class R Shares
        % Growth Opportunities Portfolio
        % MagnaCap Portfolio
        % MidCap Opportunities Portfolio
        % SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
        % VIF-Core Equity Fund
        % VIF-Health Sciences Fund
        % VIF-High Yield Fund
        % VIF-Small Company Growth Fund

Janus Aspen Series (Service Shares)
        % Aggressive Growth Portfolio
        % Growth Portfolio
        % International Growth Portfolio
        % Worldwide Growth Portfolio

M Funds
        % Brandes International Equity Fund
        % Business Opportunity Value Fund
        % Clifton Enhanced U.S. Equity Fund
        % Frontier Capital Appreciation Fund
        % Ranger Capital
        % Turner Core Growth Fund

Neuberger Berman
        % AMT Partners Portfolio

Pioneer Funds – Class I
        % Mid Cap Value VCT Portfolio
        % Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
        % Growth & Income Fund
        % New Opportunities Fund
        % Small Cap Value Fund
        % Voyager Fund

Van Eck
        % Worldwide Bond Fund
        % Worldwide Emerging Markets Fund
        % Worldwide Real Estate Fund

Designated Deduction Option.    You may designate one investment option from which you want charges taken. If no investment option is designated or there is insufficient value in the option, charges will be deducted in proportion to the value invested in each investment option on the date of the charge.

Name of Investment Option:

Section B – Automatic Telephone Privileges

I acknowledge that my policy automatically will provide telephone privileges to perform certain transactions as specified in the current prospectus to me as policy owner and to my agent/registered representative and his/her assistant. I also agree that the Company and its distributor will not be liable for any loss, damage, costs or expenses incurred in acting on telephone instructions reasonably believed to be authentic. The Company may employ procedures that might include requiring forms of personal identification before accepting such telephone instructions. I understand that if I do not want myself or my agent/registered representative and his/her assistant to have such telephone privileges, I must indicate so below. I also understand that once granted, such privileges can be revoked only upon receipt of signed written instructions at the Company.

☐  I do not want telephone privileges.

☐  I do not want telephone privileges granted to my agent/registered representative and his/her assistant.

Note:  Signature required on back page.

V-176-01 (MFinancial)

Section C – Automatic Rebalancing Option

☐  Initiate Automatic Rebalancing (complete below)

☐  Change Automatic Rebalancing (complete below)

Automatic Rebalancing Allocation

AIM – Series I
        % V.I. Capital Appreciation Fund
        % V.I. Government Securities Fund

Alger American
        % Growth Portfolio
        % MidCap Growth Portfolio
        % Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
        % Growth Portfolio
        % Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIP II)
        % Index 500 Portfolio

The GCG Trust
        % Equity Income Portfolio
        % Fully Managed Portfolio
        % Growth Portfolio
        % Hard Assets Portfolio
        % Limited Maturity Bond Portfolio
        % Liquid Asset Portfolio (money market)
        % Mid-Cap Growth Portfolio
        % Research Portfolio
        % Total Return Portfolio

ING Income Shares – Class R Shares
        % VP Bond Portfolio

ING Partners – Initial Class
        % ING UBS Tactical Asset Allocation Portfolio
        % ING Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) – Class R Shares
        % Index Plus Large Cap Portfolio
        % Index Plus Mid Cap Portfolio
        % Index Plus Small Cap Portfolio

ING Variable Products Trust (VP) – Class R Shares
        % Growth Opportunities Portfolio
        % MagnaCap Portfolio
        % MidCap Opportunities Portfolio
        % SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
        % VIF-Core Equity Fund
        % VIF-Health Sciences Fund
        % VIF-High Yield Fund
        % VIF-Small Company Growth Fund

Janus Aspen Series (Service Shares)
        % Aggressive Growth Portfolio
        % Growth Portfolio
        % International Growth Portfolio
        % Worldwide Growth Portfolio

M Funds
        % Brandes International Equity Fund
        % Business Opportunity Value Fund
        % Clifton Enhanced U.S. Equity Fund
        % Frontier Capital Appreciation Fund
        % Ranger Capital
        % Turner Core Growth Fund

Neuberger Berman
        % AMT Partners Portfolio

Pioneer Funds – Class I
        % Mid Cap Value VCT Portfolio
        % Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
        % Growth & Income Fund
        % New Opportunities Fund
        % Small Cap Value Fund
        % Voyager Fund

Van Eck
        % Worldwide Bond Fund
        % Worldwide Emerging Markets Fund
        % Worldwide Real Estate Fund

        % Guaranteed Interest Division

Frequency and Date of Automatic Rebalancing:    (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

☐    Monthly    ☐    Quarterly    ☐    Semi-annually    ☐    Annually

Date:

☐    Policy Processing Date – Date on which processing will occur based on frequency selected beginning                                                          (Month/Date)

☐    Last Valuation Date of Calendar Period

☐    Specific Date each Period beginning
(Specify Date)

Section D – Dollar Cost Averaging Option

☐  Initiate Dollar Cost Averaging (complete below)             ☐  Change Dollar Cost Averaging (complete below)

Please transfer $             or             % from:
(check one only)        ☐  The GCG Trust Liquid Asset Portfolio        ☐  Neuberger Berman Limited Maturity Bond Investment
Option

into: the Separate Account Investment Option(s) selected below.

Dollar Cost Averaging Allocation
AIM – Series I	INVESCO Variable Investment Fund (VIF)
$            or            %    V.I. Capital Appreciation Fund
$            or            %    V.I. Government Securities Fund

Alger American
$            or            %    Growth Portfolio
$            or            %    MidCap Growth Portfolio
$            or            %    Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
$            or            %    Growth Portfolio
$            or            %    Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIP II)
$            or            %    Index 500 Portfolio

The GCG Trust
$            or            %    Equity Income Portfolio
$            or            %    Fully Managed Portfolio
$            or            %    Growth Portfolio
$            or            %    Hard Assets Portfolio
$            or            %    Limited Maturity Bond Portfolio
$            or            %    Liquid Asset Portfolio (money market)
$            or            %    Mid-Cap Growth Portfolio
$            or            %    Research Portfolio
$            or            %    Total Return Portfolio

ING Income Shares – Class R Shares
$            or            %    VP Bond Portfolio

ING Partners – Initial Class
$            or            %    ING UBS Tactical Asset Allocation Portfolio
$            or            %    ING Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) – Class R Shares
$            or            %    Index Plus Large Cap Portfolio
$            or            %    Index Plus Mid Cap Portfolio
$            or            %    Index Plus Small Cap Portfolio

ING Variable Products Trust (VP) – Class R Shares
$            or            %    Growth Opportunities Portfolio
$            or            %    MagnaCap Portfolio
$            or            %    MidCap Opportunities Portfolio
$            or            %    SmallCap Opportunities Portfolio

$            or            %    VIF-Core Equity Fund
$            or            %    VIF-Health Sciences Fund
$            or            %    VIF-High Yield Fund
$            or            %    VIF-Small Company Growth Fund

Janus Aspen Series (Service Shares)
$            or            %    Aggressive Growth Portfolio
$            or            %    Growth Portfolio
$            or            %    International Growth Portfolio
$            or            %    Worldwide Growth Portfolio

M Funds
$            or            %    Brandes International Equity Fund
$            or            %    Business Opportunity Value Fund
$            or            %    Clifton Enhanced U.S. Equity Fund
$            or            %    Frontier Capital Appreciation Fund
$            or            %    Ranger Capital
$            or            %    Turner Core Growth Fund

Neuberger Berman
$            or            %    AMT Partners Portfolio

Pioneer Funds – Class I
$            or            %    Mid Cap Value VCT Portfolio
$            or            %    Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
$            or            %    Growth & Income Fund
$            or            %    New Opportunities Fund
$            or            %    Small Cap Value Fund
$            or            %    Voyager Fund

Van Eck
$            or            %    Worldwide Bond Fund
$            or            %    Worldwide Emerging Markets Fund
$            or            %    Worldwide Real Estate Fund

Frequency and Date of Dollar Cost Averaging:    (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

☐  Monthly            ☐  Quarterly            ☐  Semi-annually            ☐  Annually

Date:

☐  Policy Processing Date – Date on which processing will occur based on frequency selected beginning ____________________________ (Month/Date)

☐  Specific Date each Period beginning____________________________ (Specify Date)

Terminate:

☐  Terminate Dollar Cost Averaging on (date)

☐  Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $______________________

Section E – Investment Option Transfer Request

Transfer From	Investment Option	Transfer To	Transfer From	Investment Option	Transfer To
$ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or %
AIM – Series I
V.I. Capital Appreciation Fund
V.I. Government Securities Fund

Alger American
Growth Portfolio
MidCap Growth Portfolio
Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
Growth Portfolio
Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIP II)
Index 500 Portfolio

The GCG Trust
Equity Income Portfolio
Fully Managed Portfolio
Growth Portfolio
Hard Assets Portfolio
Limited Maturity Bond Portfolio
Liquid Asset Portfolio (money market)
Mid-Cap Growth Portfolio
Research Portfolio
Total Return Portfolio

ING Income Shares – Class R Shares
VP Bond Portfolio

ING Partners – Initial Class
ING UBS Tactical Asset Allocation Portfolio
ING Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) – Class R Shares
Index Plus Large Cap Portfolio
Index Plus Mid Cap Portfolio
Index Plus Small Cap Portfolio

ING VP
Growth Opportunities Portfolio
MagnaCap Portfolio
MidCap Opportunities Portfolio
SmallCap Opportunities Portfolio
		$ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or %	$ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or %
The INVESCO Variable Investment Fund (VIF)
VIF-Core Equity Fund
VIF-Health Sciences Fund
VIF-High Yield Fund
VIF-Small Company Growth Fund

Janus Aspen Series Service Shares
Aggressive Growth Portfolio
Growth Portfolio
International Growth Portfolio
Worldwide Growth Portfolio

M Funds
Brandes International Equity Fund
Business Opportunity Value Fund
Clifton Enhanced U.S. Equity Fund
Frontier Capital Appreciation Fund
Ranger Capital
Turner Core Growth Fund

Neuberger Berman
AMT Partners Portfolio

Pioneer Funds – Class I
Mid Cap Value VCT Portfolio
Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
Growth & Income Fund
New Opportunities Fund
Small Cap Value Fund
Voyager Fund

Van Eck
Worldwide Bond Fund
Worldwide Emerging Markets Fund
Worldwide Real Estate Fund

$ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or % $ or %
Section F – Signatures

I/We acknowledge that we have read and understand:

1.	the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.

2.	I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the Customer Service Center before the next transfer date.

3.	that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form before the date specified.

Signature of Owner(s) and authorized Registered Representative:

                                                                                                                                                   Date
(Signature)                                                             (Printed Name)

                                                                                                                                                   Date
(Signature)                                                             (Printed Name)

                                                                                                                                                   Date
(Signature)                                                             (Printed Name)

Signature of Spouse (if applicable)                                                                                        Date

If corporation, provide title of officer

Print name of Insured(s)

Policy Number                                                                                                           Daytime Phone Number
(For corporate owned/sponsored plans attach list of applicable policies)